NEWS RELEASE	FOR IMMEDIATE RELEASE

For Further Information:
Shareholder Services
(866) 270-7788
closedendfunds@virtus.com

Virtus Global Multi-Sector Income Fund Declares Distribution and

Discloses Sources of Distribution – Section 19(a) Notice

Hartford, CT, December 1, 2017 – Virtus Global Multi-Sector Income Fund (NYSE: VGI) announced the following monthly distribution:

Amount of Distribution	Ex-Date	Record Date	Payable Date
$0.156	December 8, 2017	December 11, 2017	December 18, 2017

Under the terms of the fund’s managed distribution plan, the fund will seek to maintain a consistent distribution level that may be paid in part or in full from net investment income and realized capital gains, or a combination thereof. Shareholders should note, however, that if the fund’s aggregate net investment income and net realized capital gains are less than the amount of the distribution level, the difference will be distributed from the fund’s assets and will constitute a return of the shareholder’s capital. You should not draw any conclusions about the fund’s investment performance from the amount of this distribution or from the terms of the fund’s managed distribution plan.

The fund estimates that it has distributed more than its income and capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the fund is paid back to you. A return of capital distribution does not necessarily reflect the fund’s investment performance and should not be confused with ‘yield’ or ‘income’.

Virtus Global Multi-Sector Income Fund – 2

The fund provided this estimate of the sources of the distributions:

Distribution Estimates	November 2017 (MTD)		Year-to-date (YTD) (1)
(Sources)	Per Share Amount	Percentage of Current Distribution	Per Share Amount	Percentage of Current Distribution
Net Investment Income	$0.070	44.8%	$0.894	47.8%
Net Realized Short-Term Capital Gains	—	0.0%	0.190	10.1%
Net Realized Long-Term Capital Gains	—	0.0%	0.369	19.7%
Return of Capital (or other Capital Source)	0.086	55.2%	0.419	22.4%

Total Distribution	$0.156	100.0%	$1.872	100.0%

(1)	YTD December 1, 2016 to November 30, 2017.

Information regarding the fund’s performance and distribution rates is set forth below. Please note that all performance figures are based on the fund’s NAV and not the market price of the fund’s shares. Performance figures are not meant to represent individual shareholder performance.

As of November 30, 2017
Average Annual Total Return on NAV since inception (2)	8.03%
Current Fiscal YTD Annualized Distribution Rate (3)	10.96%
YTD Cumulative Total Return on NAV (4)	14.87%
YTD Cumulative Distribution Rate (5)	10.96%

(2)

Average Annual Total Return on NAV is the annual compound return from the commencement of the fund’s operations on February 23, 2012. It reflects the change in the fund’s NAV and reinvestment of all distributions.

(3)	Current Fiscal YTD Annualized Distribution Rate is the current distribution rate annualized as a percentage of the fund’s NAV at month end.
(4)

YTD Cumulative Total Return on NAV is the percentage change in the fund’s NAV from the first day of the year to this month end, including distributions paid and assuming reinvestment of those distributions.

(5)	YTD Cumulative Distribution Rate is the dollar value of distributions from the first day of the year to this month end as a percentage of the fund’s NAV at month end.

The amounts and sources of distributions reported in this notice are estimates only and are not being provided for tax reporting purposes. The actual amounts and sources of the distributions will depend on the fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The fund or your broker will send shareholders a Form 1099-DIV for the calendar year that will tell shareholders what distributions to report for federal income tax purposes.

Virtus Global Multi-Sector Income Fund – 3

About the Fund

The Virtus Global Multi-Sector Income Fund seeks to maximize current income while preserving capital by giving investors an opportunity to benefit from broadly diversified holdings across the major domestic and international fixed-income sectors. It is managed by Newfleet Asset Management, LLC, an affiliated manager of Virtus Investment Partners, Inc. that specializes in multi-sector fixed income investing. For more information on the Fund, contact shareholder services at (866) 270-7788, by email at closedendfunds@virtus.com, or through the closed end fund section on the web at www.virtus.com.

An investment in the fund is subject to risk. The fund’s shares may be worth less than what an investor paid for them when they are sold. The options strategy may not be successful in its objective of increasing distributable income while limiting the risk of loss and could result in increased losses for investors.

Fund Risks

An investment in a fund is subject to risk, including the risk of possible loss of principal. A fund’s shares may be worth less upon their sale than what an investor paid for them. Shares of closed-end funds may trade at a discount to their net asset value. For more information about each fund’s investment objective and risks, please see the fund’s annual report. A copy of the fund’s most recent annual report may be obtained free of charge by contacting “Shareholder Services” as set forth at the end of this press release.

About Newfleet Asset Management

Newfleet Asset Management, an affiliated manager of Virtus Investment Partners, provides comprehensive fixed income portfolio management in multiple strategies. The Newfleet Multi-Sector Strategies team that manages the Virtus Global Multi-Sector Income Fund leverages the knowledge and skill of investment professionals with expertise in every sector of the bond market, including evolving, specialized, and out-of-favor sectors. The team employs active sector rotation and disciplined risk management to portfolio construction, avoiding interest rate bets and remaining duration neutral to each strategy’s stated benchmark.

Virtus Global Multi-Sector Income Fund – 4

About Virtus Investment Partners

Virtus Investment Partners (NASDAQ: VRTS) is a distinctive partnership of boutique investment managers singularly committed to the long-term success of individual and institutional investors. For more information visit www.virtus.com.

###

NEWS RELEASE	FOR IMMEDIATE RELEASE

For Further Information:
Shareholder Services
(866) 270-7788
closedendfunds@virtus.com

Virtus Global Multi-Sector Income Fund Declares Distribution and

Discloses Sources of Distribution – Section 19(a) Notice

Hartford, CT, January 2, 2018 – Virtus Global Multi-Sector Income Fund (NYSE: VGI) announced the following monthly distribution:

Amount of Distribution	Ex-Date	Record Date	Payable Date
$0.156	January 4, 2018	December 29, 2017	January 9, 2018

Under the terms of the fund’s managed distribution plan, the fund will seek to maintain a consistent distribution level that may be paid in part or in full from net investment income and realized capital gains, or a combination thereof. Shareholders should note, however, that if the fund’s aggregate net investment income and net realized capital gains are less than the amount of the distribution level, the difference will be distributed from the fund’s assets and will constitute a return of the shareholder’s capital. You should not draw any conclusions about the fund’s investment performance from the amount of this distribution or from the terms of the fund’s managed distribution plan.

The fund provided this estimate of the sources of the distributions:

Distribution Estimates	December 2017 (MTD)		Year-to-date (YTD) (1)
(Sources)	Per Share Amount	Percentage of Current Distribution	Per Share Amount	Percentage of Current Distribution
Net Investment Income	$0.073	46.5%	$0.073	46.5%
Net Realized Short-Term Capital Gains	0.001	0.9%	0.001	0.9%
Net Realized Long-Term Capital Gains	0.082	52.6%	0.082	52.6%
Return of Capital (or other Capital Source)	—	0.0%	—	0.0%

Total Distribution	$0.156	100.0%	$0.156	100.0%

(1)	YTD December 1, 2017 to November 30, 2018.

Virtus Global Multi-Sector Income Fund – 2

Information regarding the fund’s performance and distribution rates is set forth below. Please note that all performance figures are based on the fund’s NAV and not the market price of the fund’s shares. Performance figures are not meant to represent individual shareholder performance.

As of December 29, 2017
Average Annual Total Return on NAV for the 5 year period (2)	7.90%
Current Fiscal YTD Annualized Distribution Rate (3)	10.88%
YTD Cumulative Total Return on NAV (4)	1.62%
YTD Cumulative Distribution Rate (5)	0.91%

(2)	Average Annual Total Return on NAV is the annual compound return for the five-year period. It reflects the change in the fund’s NAV and reinvestment of all distributions
(3)	Current Fiscal YTD Annualized Distribution Rate is the current distribution rate annualized as a percentage of the fund’s NAV at month end.
(4)

YTD Cumulative Total Return on NAV is the percentage change in the fund’s NAV from the first day of the year to this month end, including distributions paid and assuming reinvestment of those distributions.

(5)	YTD Cumulative Distribution Rate is the dollar value of distributions from the first day of the year to this month end as a percentage of the fund’s NAV at month end.

The amounts and sources of distributions reported in this notice are estimates only and are not being provided for tax reporting purposes. The actual amounts and sources of the distributions will depend on the fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The fund or your broker will send shareholders a Form 1099-DIV for the calendar year that will tell shareholders what distributions to report for federal income tax purposes.

About the Fund

The Virtus Global Multi-Sector Income Fund seeks to maximize current income while preserving capital by giving investors an opportunity to benefit from broadly diversified holdings across the major domestic and international fixed-income sectors. It is managed by Newfleet Asset Management, LLC, an affiliated manager of Virtus Investment Partners, Inc. that specializes in multi-sector fixed income investing. For more information on the Fund, contact shareholder services at (866) 270-7788, by email at closedendfunds@virtus.com, or through the closed end fund section on the web at www.virtus.com.

An investment in the fund is subject to risk. The fund’s shares may be worth less than what an investor paid for them when they are sold. The options strategy may not be successful in its objective of increasing distributable income while limiting the risk of loss and could result in increased losses for investors.

Virtus Global Multi-Sector Income Fund – 3

Fund Risks

An investment in a fund is subject to risk, including the risk of possible loss of principal. A fund’s shares may be worth less upon their sale than what an investor paid for them. Shares of closed-end funds may trade at a discount to their net asset value. For more information about each fund’s investment objective and risks, please see the fund’s annual report. A copy of the fund’s most recent annual report may be obtained free of charge by contacting “Shareholder Services” as set forth at the end of this press release.

About Newfleet Asset Management

Newfleet Asset Management, an affiliated manager of Virtus Investment Partners, provides comprehensive fixed income portfolio management in multiple strategies. The Newfleet Multi-Sector Strategies team that manages the Virtus Global Multi-Sector Income Fund leverages the knowledge and skill of investment professionals with expertise in every sector of the bond market, including evolving, specialized, and out-of-favor sectors. The team employs active sector rotation and disciplined risk management to portfolio construction, avoiding interest rate bets and remaining duration neutral to each strategy’s stated benchmark.

About Virtus Investment Partners

Virtus Investment Partners (NASDAQ: VRTS) is a distinctive partnership of boutique investment managers singularly committed to the long-term success of individual and institutional investors. For more information visit www.virtus.com.

###

NEWS RELEASE	FOR IMMEDIATE RELEASE

For Further Information:
Shareholder Services
(866) 270-7788
closedendfunds@virtus.com

Virtus Global Multi-Sector Income Fund Declares Distribution and

Discloses Sources of Distribution – Section 19(a) Notice

Hartford, CT, February 1, 2018 – Virtus Global Multi-Sector Income Fund (NYSE: VGI) announced the following monthly distribution:

Amount of Distribution	Ex-Date	Record Date	Payable Date
$0.156	February 9, 2018	February 12, 2018	February 20, 2018

Under the terms of the fund’s managed distribution plan, the fund will seek to maintain a consistent distribution level that may be paid in part or in full from net investment income and realized capital gains, or a combination thereof. Shareholders should note, however, that if the fund’s aggregate net investment income and net realized capital gains are less than the amount of the distribution level, the difference will be distributed from the fund’s assets and will constitute a return of the shareholder’s capital. You should not draw any conclusions about the fund’s investment performance from the amount of this distribution or from the terms of the fund’s managed distribution plan.

The fund estimates that it has distributed more than its income and capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the fund is paid back to you. A return of capital distribution does not necessarily reflect the fund’s investment performance and should not be confused with ‘yield’ or ‘income’.

Virtus Global Multi-Sector Income Fund – 2

The fund provided this estimate of the sources of the distributions:

Distribution Estimates	January 2018 (MTD)		Year-to-date (YTD) (1)
(Sources)	Per Share Amount	Percentage of Current Distribution	Per Share Amount	Percentage of Current Distribution
Net Investment Income	$0.075	48.2%	$0.148	47.3%
Net Realized Short-Term Capital Gains	—	0.0%	—	0.0%
Net Realized Long-Term Capital Gains	—	0.0%	—	0.0%
Return of Capital (or other Capital Source)	0.081	51.8%	0.164	52.7%

Total Distribution	$0.156	100.0%	$0.312	100.0%

(1)	YTD December 1, 2017 to November 30, 2018.

Information regarding the fund’s performance and distribution rates is set forth below. Please note that all performance figures are based on the fund’s NAV and not the market price of the fund’s shares. Performance figures are not meant to represent individual shareholder performance.

As of January 31, 2018
Average Annual Total Return on NAV for the 5 year period (2)	6.76%
Current Fiscal YTD Annualized Distribution Rate (3)	11.42%
YTD Cumulative Total Return on NAV (4)	-2.27%
YTD Cumulative Distribution Rate (5)	1.90%

(2)	Average Annual Total Return on NAV is the annual compound return for the five-year period. It reflects the change in the fund’s NAV and reinvestment of all distributions
(3)	Current Fiscal YTD Annualized Distribution Rate is the current distribution rate annualized as a percentage of the fund’s NAV at month end.
(4)

YTD Cumulative Total Return on NAV is the percentage change in the fund’s NAV from the first day of the year to this month end, including distributions paid and assuming reinvestment of those distributions.

(5)	YTD Cumulative Distribution Rate is the dollar value of distributions from the first day of the year to this month end as a percentage of the fund’s NAV at month end.

The amounts and sources of distributions reported in this notice are estimates only and are not being provided for tax reporting purposes. The actual amounts and sources of the distributions will depend on the fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The fund or your broker will send shareholders a Form 1099-DIV for the calendar year that will tell shareholders what distributions to report for federal income tax purposes.

Virtus Global Multi-Sector Income Fund – 3

About the Fund

The Virtus Global Multi-Sector Income Fund seeks to maximize current income while preserving capital by giving investors an opportunity to benefit from broadly diversified holdings across the major domestic and international fixed-income sectors. It is managed by Newfleet Asset Management, LLC, an affiliated manager of Virtus Investment Partners, Inc. that specializes in multi-sector fixed income investing. For more information on the Fund, contact shareholder services at (866) 270-7788, by email at closedendfunds@virtus.com, or through the closed end fund section on the web at www.virtus.com.

An investment in the fund is subject to risk. The fund’s shares may be worth less than what an investor paid for them when they are sold. The options strategy may not be successful in its objective of increasing distributable income while limiting the risk of loss and could result in increased losses for investors.

Fund Risks

An investment in a fund is subject to risk, including the risk of possible loss of principal. A fund’s shares may be worth less upon their sale than what an investor paid for them. Shares of closed-end funds may trade at a discount to their net asset value. For more information about each fund’s investment objective and risks, please see the fund’s annual report. A copy of the fund’s most recent annual report may be obtained free of charge by contacting “Shareholder Services” as set forth at the end of this press release.

About Newfleet Asset Management

Newfleet Asset Management, an affiliated manager of Virtus Investment Partners, provides comprehensive fixed income portfolio management in multiple strategies. The Newfleet Multi-Sector Strategies team that manages the Virtus Global Multi-Sector Income Fund leverages the knowledge and skill of investment professionals with expertise in every sector of the bond market, including evolving, specialized, and out-of-favor sectors. The team employs active sector rotation and disciplined risk management to portfolio construction, avoiding interest rate bets and remaining duration neutral to each strategy’s stated benchmark.

Virtus Global Multi-Sector Income Fund – 4

About Virtus Investment Partners

Virtus Investment Partners (NASDAQ: VRTS) is a distinctive partnership of boutique investment managers singularly committed to the long-term success of individual and institutional investors. For more information visit www.virtus.com.

###

NEWS RELEASE	FOR IMMEDIATE RELEASE

For Further Information:
Shareholder Services
(866) 270-7788
closedendfunds@virtus.com

Virtus Global Multi-Sector Income Fund Declares Distribution and

Discloses Sources of Distribution – Section 19(a) Notice

Hartford, CT, March 1, 2018 – Virtus Global Multi-Sector Income Fund (NYSE: VGI) announced the following monthly distribution:

Amount of Distribution	Ex-Date	Record Date	Payable Date
$0.156	March 9, 2018	March 12, 2018	March 19, 2018

Under the terms of the fund’s managed distribution plan, the fund will seek to maintain a consistent distribution level that may be paid in part or in full from net investment income and realized capital gains, or a combination thereof. Shareholders should note, however, that if the fund’s aggregate net investment income and net realized capital gains are less than the amount of the distribution level, the difference will be distributed from the fund’s assets and will constitute a return of the shareholder’s capital. You should not draw any conclusions about the fund’s investment performance from the amount of this distribution or from the terms of the fund’s managed distribution plan.

The fund estimates that it has distributed more than its income and capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the fund is paid back to you. A return of capital distribution does not necessarily reflect the fund’s investment performance and should not be confused with ‘yield’ or ‘income’.

Virtus Global Multi-Sector Income Fund – 2

The fund provided this estimate of the sources of the distributions:

Distribution Estimates	February 2018 (MTD)		Year-to-date (YTD) (1)
(Sources)	Per Share Amount	Percentage of Current Distribution	Per Share Amount	Percentage of Current Distribution
Net Investment Income	$0.049	31.6%	$0.197	42.1%
Net Realized Short-Term Capital Gains	—	0.0%	—	0.0%
Net Realized Long-Term Capital Gains	—	0.0%	—	0.0%
Return of Capital (or other Capital Source)	0.107	68.4%	0.271	57.9%

Total Distribution	$0.156	100.0%	$0.468	100.0%

(1)	YTD December 1, 2017 to November 30, 2018.

Information regarding the fund’s performance and distribution rates is set forth below. Please note that all performance figures are based on the fund’s NAV and not the market price of the fund’s shares. Performance figures are not meant to represent individual shareholder performance.

As of February 28, 2018
Average Annual Total Return on NAV for the 5 year period (2)	5.56%
Current Fiscal YTD Annualized Distribution Rate (3)	12.20%
YTD Cumulative Total Return on NAV (4)	-7.52%
YTD Cumulative Distribution Rate (5)	3.05%

(2)	Average Annual Total Return on NAV is the annual compound return for the five-year period. It reflects the change in the fund’s NAV and reinvestment of all distributions
(3)	Current Fiscal YTD Annualized Distribution Rate is the current distribution rate annualized as a percentage of the fund’s NAV at month end.
(4)

YTD Cumulative Total Return on NAV is the percentage change in the fund’s NAV from the first day of the year to this month end, including distributions paid and assuming reinvestment of those distributions.

(5)	YTD Cumulative Distribution Rate is the dollar value of distributions from the first day of the year to this month end as a percentage of the fund’s NAV at month end.

The amounts and sources of distributions reported in this notice are estimates only and are not being provided for tax reporting purposes. The actual amounts and sources of the distributions will depend on the fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The fund or your broker will send shareholders a Form 1099-DIV for the calendar year that will tell shareholders what distributions to report for federal income tax purposes.

Virtus Global Multi-Sector Income Fund – 3

About the Fund

The Virtus Global Multi-Sector Income Fund seeks to maximize current income while preserving capital by giving investors an opportunity to benefit from broadly diversified holdings across the major domestic and international fixed-income sectors. It is managed by Newfleet Asset Management, LLC, an affiliated manager of Virtus Investment Partners, Inc. that specializes in multi-sector fixed income investing. For more information on the Fund, contact shareholder services at (866) 270-7788, by email at closedendfunds@virtus.com, or through the closed end fund section on the web at www.virtus.com.

An investment in the fund is subject to risk. The fund’s shares may be worth less than what an investor paid for them when they are sold. The options strategy may not be successful in its objective of increasing distributable income while limiting the risk of loss and could result in increased losses for investors.

Fund Risks

An investment in a fund is subject to risk, including the risk of possible loss of principal. A fund’s shares may be worth less upon their sale than what an investor paid for them. Shares of closed-end funds may trade at a discount to their net asset value. For more information about each fund’s investment objective and risks, please see the fund’s annual report. A copy of the fund’s most recent annual report may be obtained free of charge by contacting “Shareholder Services” as set forth at the end of this press release.

About Newfleet Asset Management

Newfleet Asset Management, an affiliated manager of Virtus Investment Partners, provides comprehensive fixed income portfolio management in multiple strategies. The Newfleet Multi-Sector Strategies team that manages the Virtus Global Multi-Sector Income Fund leverages the knowledge and skill of investment professionals with expertise in every sector of the bond market, including evolving, specialized, and out-of-favor sectors. The team employs active sector rotation and disciplined risk management to portfolio construction, avoiding interest rate bets and remaining duration neutral to each strategy’s stated benchmark.

Virtus Global Multi-Sector Income Fund – 4

About Virtus Investment Partners

Virtus Investment Partners (NASDAQ: VRTS) is a distinctive partnership of boutique investment managers singularly committed to the long-term success of individual and institutional investors. For more information visit www.virtus.com.

###

NEWS RELEASE	FOR IMMEDIATE RELEASE

For Further Information:
Shareholder Services
(866) 270-7788
closedendfunds@virtus.com

Virtus Global Multi-Sector Income Fund Declares Distribution and

Discloses Sources of Distribution – Section 19(a) Notice

Hartford, CT, April 3, 2018 – Virtus Global Multi-Sector Income Fund (NYSE: VGI) announced the following monthly distribution:

Amount of Distribution	Ex-Date	Record Date	Payable Date
$0.156	April 11, 2018	April 12, 2018	April 19, 2018

Under the terms of the fund’s managed distribution plan, the fund will seek to maintain a consistent distribution level that may be paid in part or in full from net investment income and realized capital gains, or a combination thereof. Shareholders should note, however, that if the fund’s aggregate net investment income and net realized capital gains are less than the amount of the distribution level, the difference will be distributed from the fund’s assets and will constitute a return of the shareholder’s capital. You should not draw any conclusions about the fund’s investment performance from the amount of this distribution or from the terms of the fund’s managed distribution plan.

The fund estimates that it has distributed more than its income and capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the fund is paid back to you. A return of capital distribution does not necessarily reflect the fund’s investment performance and should not be confused with ‘yield’ or ‘income’.

Virtus Global Multi-Sector Income Fund – 2

The fund provided this estimate of the sources of the distributions:

Distribution Estimates	March 2018 (MTD)		Year-to-date (YTD) (1)
(Sources)	Per Share Amount	Percentage of Current Distribution	Per Share Amount	Percentage of Current Distribution
Net Investment Income	$0.066	42.1%	$0.263	42.1%
Net Realized Short-Term Capital Gains	—	0.0%	—	0.0%
Net Realized Long-Term Capital Gains	—	0.0%	—	0.0%
Return of Capital (or other Capital Source)	0.090	57.9%	0.361	57.9%

Total Distribution	$0.156	100.0%	$0.624	100.0%

(1)	YTD December 1, 2017 to November 30, 2018.

Information regarding the fund’s performance and distribution rates is set forth below. Please note that all performance figures are based on the fund’s NAV and not the market price of the fund’s shares. Performance figures are not meant to represent individual shareholder performance.

As of March 29, 2018
Average Annual Total Return on NAV for the 5 year period (2)	5.30%
Current Fiscal YTD Annualized Distribution Rate (3)	12.41%
YTD Cumulative Total Return on NAV (4)	-8.21%
YTD Cumulative Distribution Rate (5)	4.14%

(2)	Average Annual Total Return on NAV is the annual compound return for the five-year period. It reflects the change in the fund’s NAV and reinvestment of all distributions
(3)	Current Fiscal YTD Annualized Distribution Rate is the current distribution rate annualized as a percentage of the fund’s NAV at month end.
(4)

YTD Cumulative Total Return on NAV is the percentage change in the fund’s NAV from the first day of the year to this month end, including distributions paid and assuming reinvestment of those distributions.

(5)	YTD Cumulative Distribution Rate is the dollar value of distributions from the first day of the year to this month end as a percentage of the fund’s NAV at month end.

The amounts and sources of distributions reported in this notice are estimates only and are not being provided for tax reporting purposes. The actual amounts and sources of the distributions will depend on the fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The fund or your broker will send shareholders a Form 1099-DIV for the calendar year that will tell shareholders what distributions to report for federal income tax purposes.

About the Fund

Virtus Global Multi-Sector Income Fund seeks to maximize current income while preserving capital by giving investors an opportunity to benefit from broadly diversified holdings across the major domestic and international fixed-income sectors. It is managed by Newfleet Asset Management, LLC, an affiliated manager of Virtus Investment Partners, Inc. that specializes in multi-sector fixed income investing. For more information on the Fund, contact shareholder services at (866) 270-7788, by email at closedendfunds@virtus.com, or through the closed end fund section on the web at www.virtus.com.

Virtus Global Multi-Sector Income Fund – 3

An investment in the fund is subject to risk. The fund’s shares may be worth less than what an investor paid for them when they are sold. The options strategy may not be successful in its objective of increasing distributable income while limiting the risk of loss and could result in increased losses for investors.

Fund Risks

An investment in a fund is subject to risk, including the risk of possible loss of principal. A fund’s shares may be worth less upon their sale than what an investor paid for them. Shares of closed-end funds may trade at a discount to their net asset value. For more information about each fund’s investment objective and risks, please see the fund’s annual report. A copy of the fund’s most recent annual report may be obtained free of charge by contacting “Shareholder Services” as set forth at the end of this press release.

About Newfleet Asset Management

Newfleet Asset Management, an affiliated manager of Virtus Investment Partners, provides comprehensive fixed income portfolio management in multiple strategies. The Newfleet Multi-Sector Strategies team that manages the Virtus Global Multi-Sector Income Fund leverages the knowledge and skill of investment professionals with expertise in every sector of the bond market, including evolving, specialized, and out-of-favor sectors. The team employs active sector rotation and disciplined risk management to portfolio construction, avoiding interest rate bets and remaining duration neutral to each strategy’s stated benchmark.

About Virtus Investment Partners

Virtus Investment Partners (NASDAQ: VRTS) is a distinctive partnership of boutique investment managers singularly committed to the long-term success of individual and institutional investors. For more information visit www.virtus.com.

###

NEWS RELEASE	FOR IMMEDIATE RELEASE

For Further Information:
Shareholder Services
(866) 270-7788
closedendfunds@virtus.com

Virtus Global Multi-Sector Income Fund Declares Distribution and

Discloses Sources of Distribution – Section 19(a) Notice

Hartford, CT, May 2, 2018 – Virtus Global Multi-Sector Income Fund (NYSE: VGI) announced the following monthly distribution:

Amount of Distribution	Ex-Date	Record Date	Payable Date
$0.156	May 10, 2018	May 11, 2018	May 18, 2018

Under the terms of the fund’s managed distribution plan, the fund will seek to maintain a consistent distribution level that may be paid in part or in full from net investment income and realized capital gains, or a combination thereof. Shareholders should note, however, that if the fund’s aggregate net investment income and net realized capital gains are less than the amount of the distribution level, the difference will be distributed from the fund’s assets and will constitute a return of the shareholder’s capital. You should not draw any conclusions about the fund’s investment performance from the amount of this distribution or from the terms of the fund’s managed distribution plan.

The fund estimates that it has distributed more than its income and capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the fund is paid back to you. A return of capital distribution does not necessarily reflect the fund’s investment performance and should not be confused with ‘yield’ or ‘income’.

Virtus Global Multi-Sector Income Fund – 2

The fund provided this estimate of the sources of the distributions:

Distribution Estimates	April 2018 (MTD)		Year-to-date (YTD) (1)
(Sources)	Per Share Amount	Percentage of Current Distribution	Per Share Amount	Percentage of Current Distribution
Net Investment Income	$0.059	37.6%	$0.321	41.2%
Net Realized Short-Term Capital Gains	—	0.0%	—	0.0%
Net Realized Long-Term Capital Gains	—	0.0%	—	0.0%
Return of Capital (or other Capital Source)	0.097	62.4%	0.459	58.8%

Total Distribution	$0.156	100.0%	$0.780	100.0%

(1)	YTD December 1, 2017 to November 30, 2018.

Information regarding the fund’s performance and distribution rates is set forth below. Please note that all performance figures are based on the fund’s NAV and not the market price of the fund’s shares. Performance figures are not meant to represent individual shareholder performance.

As of April 30, 2018
Average Annual Total Return on NAV for the 5 year period (2)	4.56%
Current Fiscal YTD Annualized Distribution Rate (3)	12.67%
YTD Cumulative Total Return on NAV (4)	-9.16%
YTD Cumulative Distribution Rate (5)	5.28%

(2)	Average Annual Total Return on NAV is the annual compound return for the five-year period. It reflects the change in the fund’s NAV and reinvestment of all distributions
(3)	Current Fiscal YTD Annualized Distribution Rate is the current distribution rate annualized as a percentage of the fund’s NAV at month end.
(4)

YTD Cumulative Total Return on NAV is the percentage change in the fund’s NAV from the first day of the year to this month end, including distributions paid and assuming reinvestment of those distributions.

(5)	YTD Cumulative Distribution Rate is the dollar value of distributions from the first day of the year to this month end as a percentage of the fund’s NAV at month end.

The amounts and sources of distributions reported in this notice are estimates only and are not being provided for tax reporting purposes. The actual amounts and sources of the distributions will depend on the fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The fund or your broker will send shareholders a Form 1099-DIV for the calendar year that will tell shareholders what distributions to report for federal income tax purposes.

About the Fund

Virtus Global Multi-Sector Income Fund seeks to maximize current income while preserving capital by giving investors an opportunity to benefit from broadly diversified holdings across the major domestic and international fixed-income sectors. It is managed by Newfleet Asset Management, LLC, an affiliated manager of Virtus Investment Partners, Inc. that specializes in multi-sector fixed income investing. For more information on the Fund, contact shareholder services at (866) 270-7788, by email at closedendfunds@virtus.com, or through the closed end fund section on the web at www.virtus.com.

Virtus Global Multi-Sector Income Fund – 3

An investment in the fund is subject to risk. The fund’s shares may be worth less than what an investor paid for them when they are sold. The options strategy may not be successful in its objective of increasing distributable income while limiting the risk of loss and could result in increased losses for investors.

Fund Risks

An investment in a fund is subject to risk, including the risk of possible loss of principal. A fund’s shares may be worth less upon their sale than what an investor paid for them. Shares of closed-end funds may trade at a discount to their net asset value. For more information about each fund’s investment objective and risks, please see the fund’s annual report. A copy of the fund’s most recent annual report may be obtained free of charge by contacting “Shareholder Services” as set forth at the end of this press release.

About Newfleet Asset Management

Newfleet Asset Management, an affiliated manager of Virtus Investment Partners, provides comprehensive fixed income portfolio management in multiple strategies. The Newfleet Multi-Sector Strategies team that manages the Virtus Global Multi-Sector Income Fund leverages the knowledge and skill of investment professionals with expertise in every sector of the bond market, including evolving, specialized, and out-of-favor sectors. The team employs active sector rotation and disciplined risk management to portfolio construction, avoiding interest rate bets and remaining duration neutral to each strategy’s stated benchmark.

About Virtus Investment Partners

Virtus Investment Partners (NASDAQ: VRTS) is a distinctive partnership of boutique investment managers singularly committed to the long-term success of individual and institutional investors. For more information visit www.virtus.com.

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